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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                                January 31, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                        INHALE THERAPEUTIC SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      023556               94-3134940
-------------------------------       -----------         ------------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
        incorporation)                File Number)        Identification No.)


                               150 Industrial Road

                              San Carlos, Ca 94070
                    ---------------------------------------
                    (Address of principal executive offices)

                                 (650) 631-3100
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                         ______________________________

                   (Former name, if changed since last report)



                                       1.
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ITEM 5.  OTHER EVENTS

         On January 31, 2000, Inhale Therapeutic Systems, Inc. announced its intention to issue $150 million aggregate principal amount of convertible subordinated notes ($172.50 million if the over-allotment option is exercised in full). A press release relating to the issuance is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated January 31, 2000



                                       2.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INHALE THERAPEUTIC SYSTEMS, INC.

Dated:    January 31, 2000         By: /s/ Brigid A. Makes
                                     -------------------------------------------
                                     Brigid A. Makes
                                     Chief Financial Officer and Vice President
                                     of Finance and Administration


                                       3.